                                                                  EXHIBIT 10.25

[CITRIX LOGO APPEARS HERE]

                              iLICENSE AGREEMENT

EFFECTIVE DATE:  2/29/                                  iLICENSE #  24132700
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This Application Service Provider iLicense Agreement ("iLicense") is entered into between Citrix Systems, Inc., a Delaware corporation with headquarters at 6400 NW 6/th/ Way, Fort Lauderdale, Florida, 33309 ("Citrix"), and the undersigned Application Service Provider.

ASP MEMBER INFORMATION

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Company Name ("ASP Member"):  Insynq, Inc.                                           Corporation [X]  Partnership [ ]  Other [ ]
                                                                                     Organized under the Laws of:  Washington
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Primary Address:  705 S. 9th St. #305
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City/State:  Tacoma, WA                                          Country:  USA                     Zip/Postal Code:  98405
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ASP Member iBusiness Facility(ies):*
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Address 1:  Tacoma Technical Center, 1441 Court A, Tacoma, WA
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Address 2:
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Address 3:
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Address 4:
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Address 5:
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Address 6:
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Address 7:
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Servers at Facility(ies):*
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Subnet Reference Name                          Subnet Address                                                 Installation Date
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Subnet 1:
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Subnet 2:
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Subnet 3:
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Subnet 4:
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Subnet 5:
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Subnet 6:
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Subnet 7:
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Subnet 8:
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Subnet 9:
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Subnet 10:
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Subnet 11:
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Subnet 12:
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Subnet 13:
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Subnet 14:
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Contract Administrator Name:  Don Manzano
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Telephone:  916-797-7334                             Fax:  916-784-3855                            E-mail:  DONM@INSYNQ.COM
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
*A supplement must be executed to add new iBusiness Facilities and Servers after signature of this Agreement.

Citrix E-Mail Address for Monthly Submission of iLicense Audit Utility Data:
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asp-data@citrix.com
Citrix Payment Address (Unless Otherwise Specified on a Citrix Invoice):
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Citrix Systems, Inc
P.O. Box 931686
Atlanta, GA 31193-1686

Please mail two (2) original signed copies of this agreement to:
---------------------------------------------------------------
iBusiness
Citrix Systems, Inc
6400 NW 6th Way
Ft. Lauderdale, FL 33309
USA

TERMS AND CONDITIONS

     Citrix and ASP Member enter into this Application Service Provider iLicense Agreement (the "Agreement" or "iLicense") to license to ASP Member certain Citrix software in accordance with the terms and conditions of this Agreement. This iLicense enables ASP Member to deliver application services to third party customers from centralized ASP Member iBusiness Facilities. In order to enter into this Agreement, ASP Member must also enter into a Citrix iBusiness Application Service Provider Agreement (the "iBusiness Agreement"). The iBusiness Agreement enables ASP Member as a Citrix iBusiness Application Service Provider.

     This Agreement, including the Cover Page hereto, consists of these terms and conditions and the following Exhibit and supplement(s):

Exhibit A           End User License Agreement
Supplement(s) S     Software and License Fees
                    This Supplement S, Software and License Fees, specifies the
                                       -------------------------
                    Citrix Software products to be licensed by ASP Member in
                    accordance with this Agreement. During the term of this
                    Agreement, additional Supplements may be executed by the
                    parties pursuant to the terms of this Agreement to provide for the license of additional Citrix Software products or to identify new ASP Member iBusiness Facilities or Servers.
                    Each additional Supplement shall be numbered consecutively
                    (Supplement S-1, S-2, etc.), shall be in a form
                    substantially similar to the form of Supplement S, Software
                                                                       --------
                    and License Fees, attached hereto, and shall be subject to
                    ----------------
                    acceptance by Citrix.

     This Agreement between Citrix and ASP Member is for a term beginning on the Effective Date and concluding two (2) years following the Effective Date, unless terminated earlier as provided herein. This Agreement may be extended for successive one (1) year terms upon the mutual written agreement of Citrix and ASP Member. In the event of expiration of this Agreement, or termination of this Agreement upon ASP Member's written request as provided herein, ASP Member shall have the option to purchase from Citrix a license for the number of peak average concurrent users billed in the most recent prior month by execution of an agreement with Citrix containing standard perpetual license rates, terms and conditions as Citrix may establish from time to time.

1.   Definitions
     -----------

1.1.    "ASP Member" means the ASP Member set forth on the Cover Page.

1.2. "ASP Member iBusiness Facilities" means the facility or facilities of ASP Member set forth on the Cover Page from which ASP Member provides application services to its customers.

1.3.    "Client Software" means the client Software.

1.4. "Cover Page" means the facing page of this Agreement containing identifying information regarding the ASP Member, appropriate points of contact, and related information.

1.5.    "F.O.B. Point" means Citrix's distribution facility.

1.6. "iLicense Audit Utility" means the Citrix Software provided with the iLicense Activation Keys which calculates the "peak average concurrent usage" of the Citrix Software during any month of any Servers within the ASP member iBusiness Facilities. The "peak average concurrent usage" of the Citrix Software during any month is the average of the number of peak concurrent users of the Citrix Software on each of the twenty (20) highest concurrent user days within such month.

1.7. "Servers" mean the computers within the ASP Member iBusiness Facilities running the Server Software.

1.8.    "Server Software" means the server Software.

1.9. "Software" means Citrix software products listed on Supplement(s) S, Software and License Fees, attached hereto, solely in object code format (in the
-------------------------
server and client configurations as specified), including the iLicense Audit Utility and one set of end-user manuals and other documentation ordinarily distributed by Citrix with such software (and including any software delivered by Citrix hereunder). Citrix shall have the right at any time, upon reasonable notice to ASP Member, to add or remove products from the list in Supplement(s) S, Software and License Fees.
   -------------------------

1.10. "Update" means a generally available release of the type(s) of Software licensed by ASP Member pursuant to this Agreement which is designated by Citrix in its sole discretion as an increase in any digit of such Software version number from that version number of the Software originally licensed by ASP Member pursuant to this Agreement.

1.11. All references in this AGreement or in related documentation to the "sale" of Software shall mean the distribution of software to ASP Member subject to the license granted under this Agreement, any reference in this Agreement to the "Purchase" of Software shall mean the obtaining of a license to use or to distribute such Software, and any reference to "price" shall mean the appropriate license fee for the Software. Unless otherwise set forth, any reference in this Agreement to a number of "days" shall mean that number of calendar days.

2.      Orders and Payment
        ------------------

2.1.    Orders. All orders for Citrix Software products pursuant to the
        -------
iBusiness Application Service Provider Program shall be placed pursuant to any Supplement(s) S, Software and License Fees, in effect during the term of this
                 -------------------------
Agreement and shall be subject to the terms and conditions of this Agreement. Supplement S sets forth the discount and price per concurrent user of the Citrix Software products, which include certain of Citrix's Management Services Products, per cumulative concurrent user program level.

2.2 Monthly Usage Data and Invoices. Within five (5) days after the last day of each calendar month occurring during the term of this Agreement, ASP Member shall run the iLicense Audit Utility to generate Citrix Software usage data for all Servers for such month. Within the same five (5)
day period, ASP Member shall submit such data to Citrix via e-mail at the
e-mail address for Citrix set forth on the Cover Page. Citrix shall generate an invoice within the next five (5) day period and shall submit such invoice to ASP member via e-mail or US Mail at ASP Member's address set forth on the Cover Page. The fee payable to Citrix by ASP Member for each month's use of the Citrix Software shall be equal to the peak average concurrent usage on all Servers for such month multiplied by the applicable price per single concurrent user set forth in any Supplement(s) S, Software and License Fees, then in effect under
                              -------------------------
the terms of this Agreement. If ASP Member's peak average concurrent usage during any month for any Server(s) is zero, ASP Member will not be obligated to pay any additional fees to Citrix for such period for such Server(s); however, ASP Member will be obligated to submit the monthly usage data for such Server(s) to Citrix in accordance with Section 2.3, Payment of Fees. If ASP Member fails
                                          ---------------
to submit monthly usage data for any month within the required time frame, the fee payable to Citrix by ASP Member for such month shall be the greater of i) one hundred, twenty-five percent (125%) of the fee payable for the prior month or ii) the actual fee payable. If a report has not been received by the date of invoice issuance, the former amount shall be automatically invoiced. If later submission of the report reveals additional fees are payable, a second invoice shall be issued with interest due as set forth in Section 2.3, Payment of Fees,
                                                               ---------------
as though such additional amount had been included in the original invoice.

2.3     Payment of Fees. Within thirty (30) days of the date of each invoice
        ---------------
received from Citrix, ASP Member will pay the full invoice amount. All payments shall be mailed to Citrix via US mail at the address set forth on the Cover Page. A finance charge of one and one-half percent (1.5%) per month, or, if less, the maximum percentage allowed by applicable law, will be assessed against ASP Member for fees and payments due Citrix under this Agreement not paid within the time frame stated within this Section 2.3, Payment of Fees. All amounts due
                                               ---------------
Citrix hereunder shall be calculated and paid in US dollars.

2.4     Delivery of Product. Upon joint execution of this Agreement and an
        -------------------
iBusiness Agreement, Citrix will provide to ASP Member an iBusiness Application Service Provider Program Media Kit, containing Citrix Server Software and Client Software, the iLicense Audit Utility, and an iLicense Activation Key. ASP
Member will keep a written record of the location of the iBusiness Application Service Provider Program Media Kit and iLicense Audit Utility, and upon any termination of the Agreement shall return or destroy such materials in accordance with the provisions of Section 7.5, Consequences of Termination.
                                               ---------------------------

2.5     Shipping. All Software delivered pursuant to the terms of this Agreement
        --------
shall be marked for shipment to ASP Member's address set forth on the Cover Page or any other location within the United States, as requested by ASP Member. ASP Member agrees to undertake all obligations relating to any import or export of the Software.

2.6     Payment of Taxes. Citrix's Fees are payable in full to Citrix without
        ----------------
deduction and are net of taxes (including any withholding tax) and custom duties. In addition to such amounts, ASP Member shall pay sums equal to taxes (including, without limitation, sales, withholding, value-added and similar taxes) and customs duties paid or payable, however designated, levied, or based on amounts payable to Citrix hereunder, but exclusive of United States federal, state, and local taxes based on Citrix's net income.

3.      Grant of License
        ----------------

3.1     Software Installation
        ---------------------

3.1.1   Server Software Installation. ASP Member may install one copy of Citrix
        ----------------------------
Server Software on an unlimited number of Servers within the ASP iBusiness Facilities. The system clock on each Server must be set to the nearest minute in order to allow for proper data collection by the iLicense Audit Utility.

3.1.2   Client Software Installation. The Client Software diskettes or CD-ROMs
        ----------------------------
with the "Unlimited Copies Allowed Under User License Agreement" legend may be installed on an unlimited number of hardware devices of ASP Member and/or customers of ASP Member; provided, however, that those hardware devices are used to access the Server.

3.2     Software Use
        ------------

3.2.1   Server Software Use. ASP Member may use one copy of the Server Software
        -------------------
at any time on an unlimited number of Servers, which may be connected at any point in time to an unlimited number of computers operating remotely or on one or more networks. The Server Software supports usage by more than one user at a time.

3.2.2   Client Software Use. ASP Member or any customer of ASP Member may use
        -------------------
the Client Software solely to access the Server. All copies of the Client Software, including those distributed by ASP Member to its customers, shall be used only pursuant to the End User License Agreement as set forth on Exhibit A. ASP Member shall distribute the End User License Agreement with all copies.

3.2.3   Additional Use Restrictions. Additional use restrictions applicable to
        ---------------------------
particular Software products will be listed on Supplement(s) S.

3.3     Backup. ASP Member may make one (1) copy of the Software in machine
        ------
readable form solely for back-up purposes, provided that ASP Member reproduces all proprietary notices on the copy.

3.4     Microsoft Windows NT Server, Terminal Server Edition Server License. ASP
        -------------------------------------------------------------------
Member and/or any customer of ASP Member will need to acquire a separate Microsoft Windows NT Server, Terminal Server Edition license from Microsoft Corporation that permits the use of Windows NT Server, Terminal Server Edition (or any successor Microsoft product thereto), in conjunction with the use of the Citrix Software licensed under the Agreement, by ASP Member to provide application services to its customers. Licensing information for Windows NT Server, Terminal Server Edition (or any successor Microsoft product thereto) is available from Microsoft Corporation. Citrix does not warrant any non-Citrix products. Any technical or warranty service for non-Citrix products is provided by the product manufacturer in accordance with any applicable manufacturer's warranty. ASP Member will not use or permit the use of the Citrix Software in conjunction with any unauthorized use of Microsoft Windows NT Server, Terminal Server Edition (or any successor Microsoft product thereto) or in any manner that violates any license or agreement relating to the use Microsoft Windows NT Server, Terminal Server Edition (or any successor Microsoft product thereto) by ASP Member or any customer of ASP Member.

3.5     License Restrictions. Except as expressly provided in this Agreement,
        --------------------
ASP Member may not (i) use, copy (except as necessary for back-up, or archival purposes or to the extent expressly permitted by applicable law and to the extent that Citrix is not permitted by that applicable law to exclude or limit such rights), modify, or transfer the Software or any copy in whole or in part, or grant any rights in the Software or accompanying documentation; (ii) modify, translate, reverse engineer, decompile, disassemble, create derivative works based on, or copy the Software of the accompanying documentation; (iii) rent or lease the Software; or (iv) remove any proprietary or intellectual property notices, labels, or marks on the Software and accompanying documentation. For information regarding software interoperability, please write: Citrix Systems, Inc., 6400 NW 6th Way, Fort Lauderdale, FL 33309, Attn: Interoperability.

4.      Subscription Rights.
        -------------------

4.1     Updates. Citrix grants to ASP Member a subscription to obtain Updates
        -------
for the Software designated on Supplement(s) S as including subscription rights (the "Subscription"). ASP Member's Subscription shall begin on the Effective Date of this Agreement and shall continue for the term of this Agreement (the "Subscription Term"). The ASP Member's Subscription may be renewed thereafter at such rates and terms as Citrix may establish from time to time. During the Subscription Term, Citrix may, from time to time, generally make Updates available for licensing to the public. Upon general availability of such Update during the Subscription Term, Citrix shall provide ASP Member with one (1) copy of such Update on CD-ROM or diskette and ASP Member may install one (1) copy of such Update on each Server or computer, as the case may be, on which the Software for which the Update relates is installed and licensed by ASP Member pursuant to this Agreement, without additional charge. Any such Updates so delivered to ASP Member shall be considered Software under the terms of this Agreement.

4.2     New Products. ASP Member acknowledges that Citrix may develop and market
        ------------
new or different computer programs which use portions of the Software and which perform all or part of the functions performed by the Software. Nothing contained in this Agreement shall give ASP Member any rights with respect to such new or different computer programs. ASP Member also acknowledges that Citrix is not obligated under the Agreement to generally make any Updates available to the public. All deliveries of Updates shall be F.O.B. Point of Origin. Citrix shall have no responsibility under this Agreement for the installation of any Updates.

5.      Proprietary Rights.
        ------------------

5.1     Property Rights. This license is not a sale. ASP Member agrees that
        ---------------
Citrix and its licensors own all right, title, and interest in the Software and in each type of Software now or hereafter subject to this Agreement and in all of Citrix's or Citrix licensors' patents, trademarks, trade names, inventions, copyrights, know-how, and trade secrets relating to the design, manufacture, operation or service of the Software. ASP Member shall not alter or remove any trademarks applied by Citrix to the Software, iBusiness Application Service Provider Program Media Kit, or other materials contained therein. The use by ASP Member of any of Citrix's property rights is authorized only for the purposed herein set forth, and upon expiration or termination of the Agreement for any reason, such authorization shall cease. At no time during or after the term of this Agreement will ASP Member challenge the Citrix trademarks or [unintelligable] names or the registration thereof or attempt to register any trademarks or trade names similar or confusingly similar to those of Citrix. ASP Member hereby assigns to Citrix any such registrations.

5.2     Translation. ASP Member does not have the right to translate any
        -----------
Software or any part of any iBusiness Application Service Provider Program Media Kit. Citrix is the sole provider of all translated versions of the Software and the sole owner of all copyrights and other intellectual property rights in translated versions and components of the iBusiness Application Service Provider Program Media Kit. ASP Member hereby assigns any rights in any translation of the Software to Citrix. Citrix is not obligated to translate the Software or any components.

6.      Support, Training and Consulting Services. ASP Member acknowledges that
        -----------------------------------------
nothing under this Agreement obligates Citrix to perform, provide, or render any services of any kind, including, but not limited to: support, training, or consulting services.

7.      Termination.
        -----------

7.1     License Termination. Licenses granted under this Agreement shall
        -------------------
continue in effect during the term of this Agreement, subject to the terms and conditions of this Agreement; provided that if at any time ASP Member violates any provision of Section 3, Grant of License, or Section 5, Proprietary Rights,
                            ----------------                ------------------
or otherwise engages in unauthorized copying or distribution of the Software or accompanying documentation, this Agreement shall immediately terminate along with all licenses to any Software granted hereunder.

7.2     Termination by ASP Member. ASP Member may discontinue this Agreement
        -------------------------
and/or any Supplement(s) S, Software and License Fees, executed by the parties,
                            -------------------------
for any or no reason at any time upon thirty (30) days written notice to Citrix. Immediately upon receipt of ASP Member's written notice, Citrix shall cease any performance under the Agreement or any Supplement(s) S, Software and License
                                                        --------------------
Fees. ASP Member shall remain obligated to make all payments required under this
----
Agreement and any Supplement(s) S, Software and License Fees, (including any
                                   -------------------------
purchase orders placed thereunder), and shall not be entitled to a refund or return of payment for any products of services which have been provided by Citrix.

7.3     Termination by Citrix.
        ---------------------

7.3.1   Termination by Citrix. If ASP Member shall (a) make unauthorized copies
        ---------------------
of the software or accompanying documentation, (b) disclose, publish, display or otherwise make available without prior written authorization from Citrix any of Citrix's proprietary materials to any person in violation of this Agreement, (c) fail to make any payment required hereunder within thirty (30) days after payment has become due for the products licensed hereunder, or (d) materially fail to perform or be in material breach of any other of the obligations hereunder, Citrix may terminate this Agreement, by giving written notice of termination to ASP Member, effective immediately upon its sending; provided, however, that, with the exception of any breach under clauses (a) and (b) of this Section 7.3.1, Termination by Citrix, in the case of a breach capable of
                    ---------------------
remedy by ASP Member, ASP Member will have ten (10) days after notice from Citrix to cure such breach.

7.3.2 Termination for Insolvency. This Agreement may be terminated by Citrix upon written notice to ASP Member, effective immediately upon its sending in the event that any [unintelligable].

of the following occur(s): (i) the insolvency of ASP Member; (ii) the commencement by ASP Member of insolvency, receivership, bankruptcy, or any other proceedings for the settlement of ASP Member's debts; (iii) the commencement by any other party of receivership, bankruptcy, or any other proceedings for the settlement of ASP Member's debt, which proceedings are not resolved within sixty (60) days; (iv) the making of a general assignment by ASP Member for the benefit of ASP Member's creditors; or (v) the dissolution of ASP Member other than by merger, acquisition, or change in corporate organization. In connection with the occurrence of any of the above events, ASP Member shall immediately notify Citrix in writing of such event.

7.4.    iBusiness Agreement. Upon expiration or termination of the iBusiness
        -------------------
Agreement between Citrix and ASP Member, this Agreement shall immediately terminate and all licenses to any Software granted hereunder shall immediately terminate.

7.5.    Consequences of Termination. Upon termination of this Agreement or any
        ---------------------------
Supplement(s) S, Software and License Fees, all licenses to the related Software
                 -------------------------
shall immediately terminate and ASP Member and its customers must promptly cease use of the Software, and as soon as commercially reasonable (but in no event more than thirty (30) days), following such termination, have returned to Citrix or destroyed, at ASP Member's expense and at Citrix's option, all Software and documentation and any copies thereof. At the time of such cessation and destruction, ASP Member must deliver to Citrix a certification signed by a corporate officer to the effect that ASP Member has ceased use of the Software and returned or destroyed all of the Software and copies thereof. All Exhibits, Supplement(s) S, Software and License Fees, and other supplements to this
                 -------------------------
Agreement shall terminate automatically upon termination of the Agreement. ASP Member shall not make or retain any copies of any confidential items or information which may have been entrusted to it and shall, or cause customers of ASP Member to return to Citrix or destroy all such confidential items or information within thirty (30) days after the termination or expiration of this Agreement.

7.6.    Survival of Certain Terms. The provisions of Sections 2, Orders and
        -------------------------                                ----------
Payment, 3.6, License Restrictions, 5, Proprietary Rights, 7, Termination, 9.2,
-------       --------------------     ------------------     -----------
Disclaimer of Warranty, 10, Limitation of Liability, 11, Indemnification, 12,
----------------------      -----------------------      ---------------
Compliance with Laws, and 13, General Provisions, shall survive the expiration
--------------------          ------------------
or termination of this Agreement. All other rights and obligations of the parties shall cease upon expiration or termination of this Agreement.

8.      Audit. On Citrix's written request, but not more frequently than once
        -----
annually, ASP Member shall furnish Citrix with a certification signed by a corporate officer verifying that the Software is being used in accordance with the provisions of this Agreement. On Citrix's request, and at its expense, Citrix may audit ASP Member's use of the Software. Citrix agrees to notify ASP Member 48 hours in advance of its intent to audit. Any such audit shall be conducted during regular business hours at ASP Member's facilities and shall not unreasonably interfere with ASP Member's business activities. If an audit reveals that ASP Member has underpaid fees for any products, in addition to other remedies provided for herein, ASP Member shall be invoiced for such underpaid fees. If the underpaid fees exceed five percent (5%) of the license fees paid, then ASP Member shall also pay Citrix's reasonable costs of conducting the audit and shall owe interest on the deficiency at an annual rate equal to the lesser of (i) twenty (20) percent; or (ii) the maximum interest rate allowed under applicable law.

9.      Limited Warranty and Disclaimer
        -------------------------------

9.1.    Limited Warranty.
        ----------------

9.1.1.  Software Limited Warranty. For any Software received under this
        -------------------------
Agreement or any Supplement(s) S, Citrix warrants that, from the date of delivery of the Software through to the expiration or termination of this Agreement, (i) the diskettes and/or CD-ROMs on which the Software is furnished under normal use will be free from defects in materials and workmanship and
(ii) will perform substantially in accordance with the Citrix product documentation published by Citrix and included with the Software. Citrix's and its suppliers' entire liability and ASP Member's exclusive remedy under this warranty (which is subject to ASP Member's returning the Software to Citrix) will be, at Citrix's option, to replace the Software or to refund any license fees attributable to the defective products.

9.1.2.  Warranty of Authority. Citrix warrants that it has all requisite
        ---------------------
corporate power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered and constitutes a valid and binding obligation of Citrix and is enforceable in accordance with its terms.

9.2.    Disclaimer of Warranty. EXCEPT FOR THE WARRANTY PROVIDED FOR IN SECTION
        ----------------------
9.1, LIMITED WARRANTY, ABOVE, CITRIX AND ITS LICENSORS DISCLAIM ANY AND ALL
     ----------------
WARRANTIES OR CONDITIONS OF ANY KIND WHATSOEVER, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, INCLUDING THOSE FOR MERCHANTABILITY, SATISFACTORY QUALITY, TITLE, FITNESS FOR A PARTICULAR PURPOSE, CONDITIONS OF QUALITY AND/OR AGAINST INFRINGEMENT, WHICH ARE EXPRESSLY EXCLUDED, FOR ANY SOFTWARE OR SERVICES PROVIDED UNDER THIS AGREEMENT. CITRIX DOES NOT WARRANT THAT THE SOFTWARE WILL BE SECURE, WITHOUT DELAYS, UNINTERRUPTED OR ERROR FREE. ASP MEMBER ASSUMES THE RESPONSIBILITY FOR THE SELECTION OF THE SOFTWARE AND HARDWARE TO ACHIEVE ASP MEMBER'S INTENDED RESULTS, AND FOR THE INSTALLATION, USE, AND RESULTS OBTAINED FROM THE SOFTWARE AND ANY OTHER PROGRAMS.

9.3. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES SO THE ABOVE EXCLUSIONS MAY NOT APPLY TO ASP MEMBER. THIS WARRANTY GIVES ASP MEMBER SPECIFIC LEGAL RIGHTS. ASP MEMBER MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM JURISDICTION TO JURISDICTION.

9.4.    No Warranty for Total Licensed Users. THE LICENSE OF ANY TOTAL NUMBER OF
        ------------------------------------
CONCURRENT USERS OR INSTALLED COPIES OF SOFTWARE OR LOGINS IS NOT A WARRANTY OR CERTIFICATION THAT THE SOFTWARE WILL SUPPORT THAT NUMBER OF CONCURRENT USERS OR INSTALLATIONS OR LOGINS.

9.5.    Ultrahazardous Activities. The Software is not designed, manufactured or
        -------------------------
intended for use in any environment in which the failure of the Software could lead to death, personal injury, or severe physical or environmental damage, such as in design or operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems or in the on-line control of equipment in

("Ultrahazardous Activities"). Citrix, its licensors and suppliers specifically disclaim any express or implied warranty of fitness for Ultrahazardous Activities. ASP Member represents and warrants to Citrix that it will not use, distribute, install, integrate or deploy the Software for such Purposes.

10.       Limitation of Liability
          -----------------------

10.1      No Liability Upon Termination. In the event of termination by either
          -----------------------------
party in accordance with any of the provisions of this Agreement, Citrix shall not be liable to ASP Member or any customer of ASP Member because of such termination, for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases or commitments in connection with the business or goodwill of ASP Member or any customer of ASP Member. Termination shall not, however, relieve Citrix or ASP Member of Obligations incurred prior to the termination.

10.2      Exclusive Remedy. Except as provided in Sections 9.1.1, Software
          ----------------                                        --------
Limited Warranty, and 11, Indemnification, in the event of any breach by Citrix
----------------          ---------------
of any of its obligations hereunder, ASP Member's sole and exclusive remedy shall be (i) an equitable adjustment in price as may be agreed in writing by the parties, or (ii) failing any agreement, return of all or any portion of the Software remaining in ASP Member's possession.

10.3 CITRIX'S AND ITS SUPPLIERS' AND LICENSORS' TOTAL LIABILITY ARISING OUT OF THIS AGREEMENT, THE TERMINATION THEREOF, AND/OR LICENSE OF THE SOFTWARE AND DOCUMENTATION AND/OR PERFORMANCE OF SERVICES HEREUNDER, SHALL BE LIMITED TO THE AMOUNT HAVING THEN ACTUALLY BEEN PAID BY ASP MEMBER TO CITRIX UNDER THIS AGREEMENT. IN NO EVENT SHALL CITRIX OR ITS SUPPLIERS OR LICENSORS BE LIABLE FOR COSTS OF SUBSTITUTE SOFTWARE OR SERVICES. CITRIX AND ITS SUPPLIERS AND LICENSORS SHALL NOT BE LIABLE TO ASP MEMBER, ANY CUSTOMER OF ASP MEMBER OR ANY OTHER ENTITY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, MULTIPLE, PUNITIVE OR OTHER DAMAGES (INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF DATA, LOSS OF INCOME, LOSS OF OPPORTUNITY, LOST PROFITS, COST OF RECOVERY OR ANY OTHER DAMAGES), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, AND WHETHER OR NOT FOR BREACH OF CONTRACT, NEGLIGENCE OR OTHERWISE, AN WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THESE LIMITATIONS WILL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN. THIS LIMITATION OF LIABILITY IS CUMULATIVE, WITH ALL SUCH PARTY'S EXPENDITURES BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT.

10.4 THE EXISTENCE OF CLAIMS OR SUITS AGAINST MORE THAN ONE CITRIX SOFTWARE PRODUCT LICENSED UNDER THIS AGREEMENT WILL NOT ENLARGE OR EXTEND THE ABOVE LIMITATION ON LIABILITY. SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OF EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO ASP MEMBER.

11.       Indemnification
          ---------------

11.1      Defense or Settlement of Claims. Citrix shall defend, or at Citrix's
          -------------------------------
option, settle, any claim, suit or proceeding brought against ASP Member based on a claim that the Software infringes upon any United States patent or copyright or violates the trade secret rights of any United States party (hereinafter "Infringement Claims") provided that ASP Member notifies Citrix in writing within seven (7) days of notification or discovery of any Infringement Claim. ASP Member will provide reasonable assistance in the defense of the same (Citrix will reimburse ASP Member for reasonable expenses incurred in providing such assistance). Any favorable monetary award, judgment, or settlement will belong exclusively and entirely to Citrix.

11.2      Infringement Cures. Following notice of a claim involving allegations
          ------------------
of infringement, or if Citrix believes such a claim is likely, Citrix may at its sole expense and option: (i) procure for ASP Member the right to continue to use the alleged infringing Software; (ii) replace or modify the appropriate Software to make it non-infringing; or (iii) accept return of the Software and refund as appropriate payments made therefor by ASP Member amortized on a five (5) year straight line basis.

11.3      Limitation. Notwithstanding any other provision of this Agreement,
          ----------
Citrix assumes no liability, and shall have no liability, for any infringement Claims or allegations of infringement with respect to the Software, or any Software in or with which any of the Software may be used, based on: (i) ASP Member's use of any product after Citrix's notice that ASP Member should cease use of such product doe to an Infringement Claim or allegation of infringement; or (ii) any modification of the software by ASP Member or at its direction;
(iii) ASP Member's combination of Software with non-Citrix programs, data, hardware, or other materials, if such infringement claim would have been avoided by the exclusive use of the Software alone; or (iv) any trademark infringement involving any marking or branding not applied by Citrix or involving any marking or branding applied at the request of ASP member. For all infringement claims to which this section 11.3, Limitation, is applicable, ASP
                                                ----------
Member agrees to indemnify and defend Citrix, provided ASP Member is notified promptly in writing of an infringement claim and has sole control over its defense or settlement, and Citrix provides reasonable assistance in the defense of the same.

11.4      Entire Liability. THE FOREGOING PROVISIONS OF THE SECTION 11,
          ----------------
INDEMNIFICATION, STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF CITRIX, AND THE
---------------
EXCLUSIVE REMEDY OF ASP MEMBER, WITH RESPECT TO ANY ALLEGED INTELLECTUAL PROPERTY INFRINGEMENT BY THE SOFTWARE OR ANY PART THEREOF OR BY ANY MATERIALS PROVIDED BY CITRIX HEREUNDER.

11.5      Certain Claims. Notwithstanding anything in this Agreement to the
          --------------
contrary, ASP Member shall indemnify and hold harmless Citrix, its employees and agents, from and against any claims, demands, loss, damage, or expense relating to bodily injury or death of any person or damage to property to the extent proximately caused by the negligent or willful acts or omissions of ASP Member, its employees or agents, provided Citrix gives ASP Member prompt notice of any claim hereunder, ASP Member has sole control of the defense of any such claim. Citrix cooperates fully (at ASP Member's [MISSING COPY] settlement or compromise of any such claim without ASP Member's prior written consent.

11.6    ASP Member Customer Claims. Notwithstanding anything in this Agreement
        --------------------------
to the Contrary, ASP Member shall indemnify and hold harmless Citrix, its employees and agents, from and against any claims, demands, loss, damage or expense of any customer of ASP Member for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases or commitments in connection with the business or goodwill of customer of ASP Member arising out of this Agreement, the termination thereof, and/or the license of the Software and documentation and/or the license of the Software and documentation and/or the performance of services under this Agreement or the iBusiness Agreement.

12.     Export. ASP Member shall not export or re-export the Software in any
        ------
form without the appropriate United States and foreign government licenses. ASP Member's failure to comply with this provision is a material breach of this Agreement.

13.     General Provisions
        ------------------

13.1.   Independent Contractors. The relationship of Citrix and ASP Member
        -----------------------
established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow ASP Member to create or assume any obligation on behalf of Citrix for any purpose whatsoever. All financial obligations associated with ASP Member's business are the sole responsibility of ASP Member.

13.2.   Confidentiality of Agreement. The parties agree that the terms and
        ----------------------------
conditions of this Agreement shall be treated as confidential information, provided, however, that each party may disclose the terms and conditions of this
Agreement: (i) as required by any court or other governmental body; (ii) as otherwise required by law including, but not limited to, SEC disclosure obligations; (iii) to legal counsel of the parties; (iv) in confidence, to accountants, banks, investors and other financing sources and their advisors;
(v) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; (vi) in confidence, in connection with an actual or proposed merger, acquisition, or similar transaction; (vii) where such disclosure is required by law or regulation; or (viii) upon mutual agreement in writing by both Citrix and ASP Member.

13.3. Governing Law and Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of Florida without regard to the principles of conflict of law, and ASP Member consents to personal and exclusive jurisdiction and venue in the state and federal courts sitting in Dade or Broward County, Florida. Process may be served on either party by using the notice provisions of Section 13.4. Notices, below. ASP Member waives any local
                                   -------
or international law, convention or regulation that might provide an alternative law or construction.

[MISSING COPY] address for which the relevant party gives appropriate notice. Notice shall be deemed to have been given when delivered or, if delivery is not accomplished by some fault of the addressee, when sent.

13.5.   Force Majeure. Nonperformance of either party shall be excused to the
        -------------
extent that performance is rendered impossible by Force majeure.

13.6.   Collection Expenses. If Citrix incurs any costs, expenses, or fees,
        -------------------
including attorneys' fees and professional collection services fees, in connection with the collection or payment of any amounts sixty (60) days overdue under this Agreement, ASP Member agrees to reimburse Citrix for all such costs, expenses and fees.

13.7.   Successors and Assigns. Neither this Agreement nor any of the rights or
        ----------------------
obligations of ASP Member arising under this Agreement may be assigned or transferred, by operation of law of otherwise, without the prior written consent of Citrix unless assigned to a successor in interest, or pursuant to a merger, corporate reorganization, or a sale or transfer of all or substantially all of ASP Member's assets. Any attempted assignment or transfer in violation of this
Section 13.7, Successors and Assigns, shall be void and shall result in the
              ----------------------
immediate and automatic termination of this Agreement. Subject to this restriction, this Agreement will be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

13.8.   Severability; Waiver. If any provision of this Agreement is held to be
        -------------
invalid by a court of competent jurisdiction, the remaining provisions will nevertheless remain in full force and effect. Citrix and ASP Member agrees to replace any invalid provision with a valid provision which most closely approximates the intent and economic effect of the invalid provision. The waiver by a party of a breach of any provision of this Agreement by another party will not operate or be interpreted as a waiver of any other or subsequent breach. All waivers must be in writing.

13.9.   Government End-Users. The Software and accompanying documentation are
        --------------------
"commercial items," developed exclusively at private expense, consisting of "commercial computer software" and "commercial computer software documentation" as such items are defined in the applicable acquisition regulations. If the Software and the documentation are licensed hereunder for use by a federal, state or local government of the United States or a political subdivision thereof, such Software and documentation are licensed (i) only as a commercial item, and (ii) with only those rights as are granted to all other end users pursuant to the terms and conditions of this Agreement. The following additional statement applies only to procurements governed by DFARS Subpart 227.4 (1988):
"Restricted Rights--Use, duplication and disclosure by the Government is subject to restrictions set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 (1988)."

13.10.  Headings. The headings used in this Agreement and the attached Exhibits
        --------
and Supplements are intended for convenience only and shall not be deemed to supersede or modify any provisions.

13.12   Modifications. No modification or amendment to this Agreement shall be
        -------------
effective unless in writing and signed by a duly authorized representative of the parties. Any restrictive endorsement on any check or any instrument of payment to Citrix which purports to alter this Agreement or any of the parties' rights shall be of no force and effect, and the payee party shall be free to negotiate such checks notwithstanding such voice endorsement.

13.13   No Terms Accepted.  Nothing contained in any invoice, purchase order or
        -----------------
any other document submitted by ASP Member to Citrix shall in any way modify or add to the terms and conditions contained in this Agreement. ASP Member agrees that any invoice submitted to Citrix is for administrative purposes only and that in the event of a conflict between this Agreement including all Exhibits and Supplements and any invoice, this Agreement and its Exhibits and Supplements shall prevail.

13.14   Attorneys' Fees.  If either party shall incur any legal fees associated
        ---------------
with the enforcement of this Agreement or any rights under this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and any court, arbitration, mediation, or other litigation expenses from the other party.

13.15   No Third Party Beneficiaries.  This Agreement shall not be the basis for
        ----------------------------
any third party beneficiary claims since the parties agree that there are no intended third party beneficiaries of this Agreement.

13.16   Entire Agreement.  This Agreement, including the Cover Page, Exhibit A
        ----------------
and Supplement(s) S, and the iBusiness Agreement, constitute the entire agreement between Citrix and ASP Member and supersedes any and all other agreements or discussions, oral or written, relating to the provision of any services and the licensing of any Software by Citrix to ASP Member hereunder including, without limitation, any terms and conditions relating to ASP Member's license of the Server Software contained in any other license, agreement or documentation.

ASP Member has read, understands and agrees to the terms and conditions of this Agreement and the undersigned is duly authorized to execute this Agreement on behalf of ASP Member.

CITRIX SYSTEMS, INC.                    ASP MEMBER:

                                        INSYNQ
                                        ----------------------------------
                                        Print Name of ASP Member


By:  /S/ JOHN P. CUNNINGHAM             By:  /S/ D. L. MANZANO
     ---------------------------             -----------------------------

Name:  John P. Cunningham               Name:  D. L. Manzano
       -------------------------               ---------------------------

Title:  Chief Financial Officer         Title:  President & COO
        ------------------------                --------------------------

[CITRIX LOGO APPEARS HERE]

                                   EXHIBIT A

                                                              iLICENSE AGREEMENT


                             CITRIX SYSTEMS, INC.
                       CLIENT SOFTWARE LICENSE AGREEMENT

This is a legal agreement (AGREEMENT) between you, the Licensed User or representative of the Licensed User and Citrix Systems, Inc. (CITRIX). BY DOWNLOADING, INSTALLING, COPYING OR OTHERWISE USING THE ATTACHED CLIENT SOFTWARE, YOU ARE INDICATING THAT YOU ARE AUTHORIZED TO BIND THE LICENSED USER IN CONTRACT AND THAT THE LICENSED USER ACCEPTS THE TERMS OF THIS AGREEMENT. IF YOU, AS THE LICENSED USER OR REPRESENTATIVE OF THE LICENSED USER DO NOT AGREE TO THE TERMS OF THIS AGREEMENT, DO NOT DOWNLOAD, INSTALL, COPY OR OTHERWISE USE THE CLIENT SOFTWARE.
1. GRANT OF LICENSE. This CITRIX product contains software ("Client Software") that allows a computer to access or utilize the services provided by a computer called a Server. CITRIX grants to you the following non-exclusive rights to the Client Software and accompanying documentation (collectively called the "SOFTWARE"):
a) Installation, Use, and Transfer of Client Software. You may install and use the Client Software on an unlimited number of client devices.
b) Other. Notice to Users -- You shall inform all users of the SOFTWARE of the terms and conditions of this AGREEMENT. Not for Resale Software -- If this SOFTWARE is labeled "NOT For Resale" or "NFR," your license only permits use for demonstration, test, or evaluation purposes.

2. DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS. For all SOFTWARE -- You may not rent or lease the SOFTWARE, but you may transfer the SOFTWARE and accompanying written materials on a permanent basis, provided you retain no copies and the recipient agrees to the terms of this AGREEMENT. You may not modify, translate, reverse engineer, decompile, or disassemble, create derivative works based on, or copy (except for the backup copy of the SOFTWARE) the SOFTWARE, except to the extent such foregoing restriction is expressly prohibited by applicable law. You may not remove any proprietary notices, labels, or marks on the SOFTWARE and accompanying documentation.

YOU MAY NOT USE, COPY, MODIFY, OR TRANSFER THE SOFTWARE OR ANY COPY IN WHOLE OR IN PART, OR GRANT ANY RIGHTS IN THE SOFTWARE OR ACCOMPANYING DOCUMENTATION, EXCEPT AS EXPRESSLY PROVIDED IN THIS LICENSE. ALL RIGHTS NOT EXPRESSLY GRANTED ARE RESERVED BY CITRIX OR ITS SUPPLIERS.

LIMITED WARRANTY AND DISCLAIMER.  CITRIX warrants that, for a period of ninety
(90) days from the date of delivery of the SOFTWARE to you as evidenced by a copy of your receipt, the diskettes on which the SOFTWARE is furnished under normal use will be free from defects in materials and workmanship. CITRIX and its suppliers' entire liability and your exclusive remedy under this warranty (which is subject to you returning the SOFTWARE to CITRIX or an authorized reseller with a copy of your receipt) will be, at CITRIX' option, to replace the media or to refund the purchase price and terminate this AGREEMENT.

EXCEPT FOR THE ABOVE EXPRESS LIMITED WARRANTIES, CITRIX AND ITS SUPPLIERS MAKE AND YOU RECEIVE NO WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AND CITRIX AND ITS SUPPLIERS SPECIFICALLY DISCLAIM ANY IMPLIED WARRANTIES OR MERCHANTABILITY, NONINFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE. CITRIX does not warrant that the SOFTWARE will be uninterrupted or error free. You assume the responsibility for the selection of the program and hardware to achieve your intended results; and for the installation, use, and results obtained from the program.

SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES SO THE ABOVE EXCLUSIONS MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS. YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

PROPRIETARY RIGHTS. The license is not a sale. Title and copyrights to the SOFTWARE, accompanying documentation, and any copy made by you remain with CITRIX or its suppliers.

LIMITATION OF LIABILITY. IN NO EVENT WILL CITRIX OR ITS SUPPLIERS BE LIABLE FOR ANY LOSS OF DATA, LOSS OF INCOME, LOSS OF OPPORTUNITY OR PROFITS, COST OF RECOVERY OR ANY OTHER SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING FROM THE USE OF THE SOFTWARE, REFERENCE MATERIALS, OR ACCOMPANYING DOCUMENTATION, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF CITRIX, ITS SUPPLIERS, OR AUTHORIZED DISTRIBUTORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. IN NO EVENT SHALL THE LIABILITY OF CITRIX EXCEED THE AMOUNT PAID FOR THE LICENSED SOFTWARE AT ISSUE. YOU ACKNOWLEDGE THAT THE LICENSE FEE REFLECTS THIS ALLOCATION OF RISK. SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU.

EXPORT RESTRICTION. You agree that you will not export or re-export the SOFTWARE in any form without the appropriate United States and foreign government licenses. Your failure to comply with this provision is a material breach of this AGREEMENT.

TERMINATION. This AGREEMENT is effective until terminated. You may terminate this AGREEMENT at any time by removing from your computer and destroying all copies of the SOFTWARE. Unauthorized copying of the SOFTWARE or the accompanying documentation or otherwise failing to comply with the terms and conditions of this AGREEMENT will result in automatic termination of this license and will make available to CITRIX other legal remedies. Upon termination of this AGREEMENT, the license granted herein will terminate and you must immediately destroy the software and accompanying documentation and all backup copies thereof.

U.S. GOVERNMENT RESTRICTED RIGHTS. The SOFTWARE and documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or in subparagraphs (c)(1) and (2) of the Commercial Computer Software - Restricted Rights at 48 CFR 52.227-19, as applicable. Contractor/Manufacturer is Citrix Systems, Inc., 6400 Northwest Sixth Way, Fort Lauderdale, Florida, 33309.

This AGREEMENT will be governed by the laws of the State of Florida, without reference to conflict of laws principles. In any dispute arising out of this AGREEMENT, you and CITRIX each consent to the exclusive personal jurisdiction and venue in the State and Federal courts within Broward County, Florida.

Should you have any questions concerning this AGREEMENT, or if you desire to contact Citrix Systems, Inc. for any reason, please write : Citrix Systems, Inc., Customer Service, 6400 Northwest Sixth Way, Fort Lauderdale, Florida, 33309.

YES, I accept this AGREEMENT (you must accept this agreement to proceed to download).

NO, I do not accept this AGREEMENT (to return to            home).
                                                 ----------

CITRIX

                                 SUPPLEMENT S                 iLICENSE AGREEMENT


                           SOFTWARE AND LICENSE FEES


Software:

 . MetaFrame
 . Resource Management Services (RMS)
 . Installation Management Services (IMS)
 . Load Balancing


License Fees:

                  -------------------------------------------
                    Concurrent Users              Fee ($US)

                  -------------------------------------------
                    1 to 100                      $15,00
                  -------------------------------------------
                    101 to 500                     11.50
                  -------------------------------------------
                    501 to 1,000                    9.50
                  -------------------------------------------
                    1,001 to 2,000                  8.30
                  -------------------------------------------
                    2,001 to 3,000                  8.00
                  -------------------------------------------
                    3,001 to 4,000                  7.70
                  -------------------------------------------
                    4,001 to 5,000                  7.50
                  -------------------------------------------
                    5,001 to 10,000                 7.00
                  -------------------------------------------
                    10,001 to 15,000                6.75
                  -------------------------------------------
                    15,001 to 20,000                6.50
                  -------------------------------------------
                    20,001 to 25,000                6.20
                  -------------------------------------------
                    25,001 to 50,000                5.75
                  -------------------------------------------
                    50,001 to 100,000               5.50
                  -------------------------------------------
                    100,001 to 200,000              5.20
                  -------------------------------------------


Additional Use Restrictions:

Resource Management Services Software: ASP Member may install and use the "Data Collection Service" of the RMS Software only with any version of Citrix WinFrame or Citrix MetaFrame server software and its successors, and/or Microsoft Windows NT Terminal Server Edition. With regard to Microsoft Windows 2000 (previously known as Windows NT 5.0) server software and any successors, the "Data Collection Service" may be installed and used only when multi-user thin-client/server functionality inherent within the server software is enabled. All other tools within the RMS Software may be installed freely on all supported Win32hardware platforms but may be used only in conjunction with the Server Software.

Installation Management Services Software: ASP Member may install and use the "Installer" component of the IMS Software only with Citrix WinFrame or Citrix MetaFrame server software. ASP Member may install and use the "Packager" component of the IMS Software and Citrix WinFrame or MetaFrame server software, or Microsoft Windows NT Server 4.0, Terminal Server Edition or its successors. The "Installer" may be installed on a separate Server from the "Packager" component as recommended in the accompanying documentation.